Exhibit 10.1

Sharplink gaming, Inc.

COMMON STOCK

AMENDED AND RESTATED SALES AGREEMENT

August 19, 2025

A.G.P./Alliance Global Partners

590 Madison Avenue

New York, NY 10022

Canaccord Genuity LLC

1 Post Office Square, Suite 3000

Boston, MA 02109

SG Americas Securities, LLC

245 Park Avenue

New York, New York 10167

B. Riley Securities, Inc.

1300 North 17th Street, Suite 1300

Arlington, VA 22209

Citizens JMP Securities, LLC

450 Park Avenue, 5th Floor

New York, NY 10022

Ladies and Gentlemen:

SharpLink Gaming, Inc., a Delaware corporation (the “Company”), and A.G.P./Alliance Global Partners (“A.G.P,”) are parties to that certain Sales Agreement dated May 30, 2025, as amended on July 17, 2025 (as amended, the “Original Agreement”). A.G.P., together with Canaccord Genuity LLC, SG Americas Securities, LLC (Bernstein Institutional Services LLC is serving as selling agent on behalf of SG Americas Securities, LLC and providing execution support to SG Americas Securities, LLC under this Sales Agreement), B. Riley Securities, Inc. and Citizens JMP Securities, LLC (each individually, a “Sales Agent” and together, the “Sales Agents”), and the Company desire to amend and restate the Original Agreement as set forth in this agreement (this “Agreement”), and hereby agree as follows:

1. Issuance and Sale of Shares.

(a) The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell to or through the Sales Agents shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), subject to the limitations set forth in Section 3(b) hereof. The issuance and sale of shares of Common Stock to or through the Sales Agents will be effected pursuant to the Registration Statement (as defined below) filed by the Company and which was declared effective under the Securities Act (as defined below) by the U.S. Securities and Exchange Commission (the “Commission”).

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The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission, not earlier than three years prior to the date hereof, an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act on Form S-3 (the “Shelf Registration Statement”), including a base prospectus, relating to certain securities, including the shares of Common Stock, to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement, which is included in the Shelf Registration Statement, specifically relating to the offering of Common Stock pursuant to this Agreement (the “ATM Prospectus”). The Company will furnish to the Sales Agents, for use by the Sales Agents, copies of the base prospectus included as part of such registration statement at the time it became effective, as supplemented by the ATM Prospectus relating to the Placement Shares (as defined below). Except where the context otherwise requires, such registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B or 462(b) of the Securities Act, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference (to the extent such information has not been superseded or modified in accordance with Rule 412 under the Securities Act (as qualified by Rule 430B(g) of the Securities Act)), and the ATM Prospectus, including all documents incorporated therein by reference (to the extent such information has not been superseded or modified in accordance with Rule 412 under the Securities Act (as qualified by Rule 430B(g) of the Securities Act)), each of which is included in the Registration Statement, as it or they may be supplemented from time to time by any additional prospectus supplement, in the form in which such prospectus and/or ATM Prospectus have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with any “issuer free writing prospectus” (“Issuer Free Writing Prospectus”), as defined in Rule 433 of the Securities Act (“Rule 433”), relating to the Placement Shares (as defined below) that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i), in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to either the Electronic Data Gathering Analysis and Retrieval System, or if applicable, the Interactive Data Electronic Applications (collectively “EDGAR”).

(b) As used in this Agreement, the following term has the meaning set forth below:

“Actual Sold Forward Amount” means, for any Forward Hedge Selling Period for any Forward, the number of Forward Hedge Securities that the Forward Seller has sold during such Forward Hedge Selling Period.

“Aggregate Forward Hedge Price” means, with respect to a period, the product of the Actual Sold Forward Amount during such period and the Forward Hedge Price during such period.

“Aggregate Sales Price” means, with respect to a period, the sum of the Sales Prices for all Issuance Securities or Forward Hedge Securities, as applicable, sold during such period.

“Applicable Time” means the date of this Agreement, each Representation Date, each date on which a Placement Notice is given, each Point of Sale, and each Settlement Date.

“Capped Number” with respect to any Forward Contract has the meaning set forth in such Forward Contract.

“Commitment Period” means the period commencing on the date of this Agreement and expiring on the date this Agreement is terminated pursuant to Section 11.

“Forward” means the transaction resulting from each Placement Notice (as amended by the corresponding Acceptance, if applicable) specifying that it relates to a “Forward” and requiring the Forward Seller to use commercially reasonable efforts to sell, as specified in such Placement Notice and subject to the terms and conditions of this Agreement and the applicable Forward Contract, the Forward Hedge Securities.

“Forward Contract” means, for each Forward, the contract evidencing such Forward between the Company and the Forward Purchaser, which shall be comprised of the Master Forward Confirmation and the related “Supplemental Confirmation” (as defined in the Master Forward Confirmation) for such Forward.

“Forward Hedge Amount” means, for any Forward, the amount specified as such in the Placement Notice for such Forward (as amended by the corresponding Acceptance, if applicable), which amount shall be the target Aggregate Sales Price of the Forward Hedge Securities to be sold by the Forward Seller in respect of such Forward, subject to the terms and conditions of this Agreement.

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“Forward Hedge Price” means, for any Forward Contract, the product of (x) an amount equal to one (1) minus the Forward Hedge Selling Commission Rate for such Forward Contract; and (y) the Volume- Weighted Hedge Price.

“Forward Hedge Securities” means all Common Stock borrowed by the Forward Purchaser and offered and sold by the Forward Seller in connection with any Forward that has occurred or may occur in accordance with the terms and conditions of this Agreement.

“Forward Hedge Selling Commission” means, for any Forward Contract, the product of (x) the Forward Hedge Selling Commission Rate for such Forward Contract and (y) the Volume-Weighted Hedge Price.

“Forward Hedge Selling Commission Rate” means, for any Forward Contract, a rate mutually agreed to between the Company and the Forward Seller and recorded in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable), not to exceed 4%, or as otherwise set forth on Schedule 3.

“Forward Hedge Selling Period” means, subject to Section 2 hereof, the period of one to 20 consecutive Trading Days (as determined by the Company in the Company’s sole discretion and specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable) specifying that it relates to a “Forward”) beginning on the date specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable) or, if such date is not a Trading Day, the next Trading Day following such date and ending on the last such Trading Day or such earlier date on which the Forward Seller shall have completed the sale of Forward Hedge Securities in connection with the applicable Forward; provided that if, prior to the scheduled end of any Forward Hedge Selling Period any event occurs that would permit the Forward Purchaser to designate a “Scheduled Trading Day” as a “Termination Settlement Date” (as each such term is defined in the Master Forward Confirmation) under, and pursuant to the provisions opposite the caption “Termination Settlement” in Section7(g) of the Master Forward Confirmation, then the Forward Hedge Selling Period shall, upon the Forward Seller becoming aware of such occurrence, immediately terminate as of the first such occurrence. Any Forward Hedge Selling Period then in effect shall immediately terminate upon the termination of this Agreement pursuant to Section 8 or Section 11 hereof.

“Forward Purchaser” shall mean A.G.P., when acting in its capacity as purchaser under any Forward Contract.

“Forward Seller” shall mean A.G.P., when acting in its capacity as agent for the Forward Purchaser in connection with the offering and sale of any Forward Hedge Securities.

“Issuance” means each occasion the Company elects to exercise its right to deliver a Placement Notice that does not involve a Forward and that specifies that it relates to an “Issuance” and requires the Designated Sales Agent (as defined below) to use commercially reasonable efforts to sell the Issuance Securities as specified in such Placement Notice, subject to the terms and conditions of this Agreement.

“Issuance Selling Period” means the period of one to 20 consecutive Trading Days (as determined by the Company in the Company’s sole discretion and specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable) specifying that it relates to an “Issuance”) beginning on the date specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable) or, if such date is not a Trading Day, the next Trading Day following such date.

“Issuance Securities” means all shares of Common Stock issued or issuable pursuant to an Issuance that has occurred or may occur in accordance with the terms and conditions of this Agreement.

“Master Forward Confirmation” means the Master Confirmation for Issuer Share Forward Sale Transactions, dated July 17, 2025, by and among the Company and the Forward Purchaser, including all provisions incorporated by reference therein.

“Selling Period” means any Forward Hedge Selling Period or any Issuance Selling Period.

“Settlement Date” means, unless the Company and the Designated Sales Agents shall otherwise agree, any Forward Hedge Settlement Date or any Issuance Settlement Date, as applicable.

“Trading Day” means any day on which the Company’s Common Stock is purchased and sold on the principal market on which the Common Stock is listed or quoted.

“Unwind Date” shall have the meaning set forth in the Master Forward Confirmation.

“Volume-Weighted Hedge Price” has the meaning set forth in the Master Forward Confirmation; provided that, for purposes of determining the Aggregate Forward Hedge Price payable to the Forward Purchaser in respect of a Trading Day on which the Forward Seller has made sales of Forward Hedge Securities hereunder pursuant to Sections 3(b) and 6(e), the Volume-Weighted Hedge Price shall be determined solely with respect to the Forward Hedge Securities sold by the Forward Seller on such Trading Day.

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2. Placements. Upon the terms and subject to the conditions of this Agreement, on any Trading Day during the Commitment Period on which (i) the conditions set forth in Section 9 hereof have been satisfied and (ii) with respect to any Forward, no event described in clause (x) or clause (y) of the provisions contained in the definition of Forward Hedge Selling Period shall have occurred, the Company wishes to issue (in the case of an Issuance) and sell the Securities hereunder (each, a “Placement”), by delivery of an email notice (or other method mutually agreed to in writing by the parties) to the Sales Agent (the “Designated Sales Agent”) (in the case of an Issuance) or the Forward Seller and the Forward Purchaser (in the case of a Forward) containing the parameters in accordance with which it desires the Securities to be sold, which shall at a minimum specify whether it relates to an “Issuance” or a “Forward” and include the number of Securities to be issued (in the case of an Issuance) and/or sold (the “Placement Securities”), the time period during which sales are requested to be made, any limitation on the number of Securities that may be sold in any one day, any minimum price below which sales may not be made or a formula pursuant to which such minimum price shall be determined and, as applicable, certain specified terms of the Forward (a “Placement Notice”), a form of which containing such minimum sales parameters necessary with respect to Issuances and Forwards is attached hereto as Schedule 1. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 2 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from the Designated Sales Agent or the Forward Seller and the Forward Purchaser, as applicable, set forth on Schedule 2, as such Schedule 2 may be amended from time to time. Notwithstanding anything contained herein to the contrary, A.G.P. shall be the only Sales Agent permitted to conduct a Forward transaction pursuant to this Agreement and shall be the only Sales Agent entitled to receive compensation relating to such Forward transactions; for avoidance of doubt, any transaction that would meet the definition of a Forward transaction and which was conducted prior to the full execution of this Agreement shall not be subject to any splitting of compensation under this Agreement. If the Designated Sales Agent or the Forward Seller and the Forward Purchaser, as applicable, wish to accept such proposed terms included in the Placement Notice (which they may decline to do for any reason in their sole discretion) or, following discussion with the Company, wish to accept amended terms, the Designated Sales Agent or the Forward Seller and the Forward Purchaser, as applicable, will, prior to 4:30 p.m. (New York City Time) on the business day following the business day on which such Placement Notice is delivered to the Designated Sales Agent or the Forward Seller and the Forward Purchaser, as applicable, issue to the Company a notice by email (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Company and the Designated Sales Agent or the Forward Seller and the Forward Purchaser, as applicable, set forth on Schedule 2 setting forth the terms that the Designated Sales Agent or the Forward Seller and the Forward Purchaser, as applicable, are willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company or the Designated Sales Agent or the Forward Seller and the Forward Purchaser, as applicable, until the Company delivers to the Designated Sales Agent or the Forward Seller and the Forward Purchaser, as applicable, an acceptance by email (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (the “Acceptance”), which email shall be addressed to all of the individuals from the Company and the Designated Sales Agent or the Forward Seller and the Forward Purchaser, as applicable, set forth on Schedule 2. The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Company of the Designated Sales Agent’s or the Forward Seller’s and the Forward Purchaser’s, as applicable, acceptance of the terms of the Placement Notice or upon receipt by the Designated Sales Agent or the Forward Seller and the Forward Purchaser, as applicable, of the Company’s Acceptance, as the case may be, unless and until (i) the entire amount of the Placement Securities has been sold, (ii) in accordance with the notice requirements set forth in the second sentence of the prior paragraph, the Company terminates the Placement Notice, (iii) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (iv) this Agreement has been terminated under the provisions of Section 11 or (v) either party shall have suspended the sale of the Placement Securities in accordance with Section 4 below. The termination of the effectiveness of a Placement Notice as set forth in the prior sentence shall not affect or impair any party’s obligations with respect to any Securities sold hereunder prior to such termination (including, in the case of any Forward Hedge Securities, the obligation to enter into the resulting Forward Contract). It is expressly acknowledged and agreed that neither the Company nor the Designated Sales Agent will have any obligation whatsoever with respect to a Placement or any Placement Securities unless and until the Company delivers a Placement Notice to the Designated Sales Agent and either (i) the Designated Sales Agent accepts the terms of such Placement Notice or (ii) where the terms of such Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein. It is expressly acknowledged and agreed that the Company, the Forward Seller and the Forward Purchaser will have no obligation whatsoever with respect to a Placement or any Placement Securities unless and until the Company delivers a Placement Notice to the Forward Seller and the Forward Purchaser and either (i) the Forward Seller and the Forward Purchaser accept the terms of such Placement Notice or (ii) where the terms of such Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable), this Agreement and the Master Forward Confirmation. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice (as amended by the corresponding Acceptance, if applicable), the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) will control. No Placement Notice may be delivered hereunder other than on a Trading Day during the Commitment Period; no Placement Notice may be delivered hereunder if the Selling Period specified therein may overlap in whole or in part with any Selling Period specified in a Placement Notice (as amended by the corresponding Acceptance, if applicable) delivered hereunder unless the Securities to be sold under all such previously delivered Placement Notices have all been sold.; no Placement Notice may be delivered hereunder if any Selling Period specified therein may overlap in whole or in part with any Unwind Date under any Forward Contract entered into between the Company and the Forward Purchaser; and no Placement Notice specifying that it relates to a “Forward” may be delivered if such Placement Notice, together with all prior Placement Notices (as amended by the corresponding Acceptance, if applicable) delivered by the Company relating to a “Forward” hereunder, would result in the sum of the number of shares of Common Stock issued under all Forward Contracts that have settled, plus the Capped Numbers under all Forward Contracts then outstanding or to be entered into between the Company and the Forward Purchaser exceeding 19.99% of the number of shares of Common Stock outstanding as of the date of this Agreement. Notwithstanding any other provision of this Agreement, any notice required to be delivered by the Company or by the Designated Sales Agent (in the case of an Issuance) or the Forward Seller and the Forward Purchaser (in the case of a Forward) pursuant to this Section 2 may be delivered by telephone (confirmed promptly by facsimile or email addressed to all of the individuals from the Company and the Sales Agent (in the case of an Issuance) or the Forward Seller and the Forward Purchaser (in the case of a Forward) set forth on Schedule 2, which confirmation will be promptly acknowledged by the receiving party) or other method mutually agreed to in writing by the parties. For the avoidance of doubt, notices delivered by telephone shall originate from any of the individuals from the Company or the Designated Sales Agent (in the case of an Issuance) or the Forward Seller and the Forward Purchaser (in the case of a Forward) set forth on Schedule 2.

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3. Sale of Placement Shares by the Sales Agents.

(a) Subject to the terms and conditions set forth herein, upon the delivery of a Placement Notice (as amended by the corresponding Acceptance, if applicable) specifying that it relates to an “Issuance,” the Designated Sales Agent, as agent for the Company, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Issuance Securities at market prevailing prices up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). The Manager will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Issuance Securities hereunder setting forth the number of Issuance Securities sold on such day, the corresponding Aggregate Sales Price, the compensation payable by the Company to the Designated Sales Agent pursuant to this Section 3(a) with respect to such sales, and the Net Proceeds payable to the Company, with an itemization of deductions made by the Designated Sales Agent (as set forth in Section 5(a)) from the gross proceeds that it receives from such sales. The amount of any commission, discount or other compensation to be paid by the Company to the Designated Sales Agent, when the Designated Sales Agent is acting as agent, in connection with the sale of the Issuance Securities shall be determined in accordance with the terms set forth in Schedule 3. The amount of any commission, discount or other compensation to be paid by the Company to the Designated Sales Agent, when the Designated Sales Agent is acting as principal, in connection with the sale of the Issuance Securities shall be as separately agreed among the parties hereto at the time of any such sales. Subject to terms and conditions set forth herein and the Master Forward Confirmation, upon the delivery of a Placement Notice (as amended by the corresponding Acceptance, if applicable) specifying that it relates to a “Forward,” the Forward Purchaser will use commercially reasonable efforts to borrow, offer and sell Forward Hedge Securities through the Forward Seller to hedge the Forward, and the Forward Seller will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Forward Hedge Securities at market prevailing prices up to the Forward Hedge. Amount specified in such Placement Notice (as amended by the corresponding Acceptance, if applicable), and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). The Forward Seller will provide written confirmation by email to all of the individuals from the Company set forth on Schedule 2 (as such Schedule 2 may be amended from time to time) and to the Forward Purchaser no later than the opening of the Trading Day immediately following each Trading Day on which it has made sales of Forward Hedge Securities hereunder setting forth the number of Forward Hedge Securities sold on such day, the Forward Hedge Selling Commission in respect of such Forward Hedge Securities, the corresponding Aggregate Sales Price and the Aggregate Forward Hedge Price payable to the Forward Purchaser in respect thereof. No later than the opening of the Trading Day immediately following the last Trading Day of each Forward Hedge Selling Period (or, if earlier, no later than the opening of the Trading Day immediately following the date on which any Forward Hedge Selling Period is suspended or terminated or the Forward Contract or this Agreement is terminated pursuant to Section 8 or Section 11 hereof), the Forward Purchaser shall execute and deliver to the Company a “Supplemental Confirmation” in respect of the Forward for such Forward Hedge Selling Period, which “Supplemental Confirmation” shall set forth the “Trade Date” for such Forward (which shall, subject to the terms of the Master Forward Confirmation, be the last Trading Day of such Forward Hedge Selling Period), the “Effective Date” for such Forward (which shall, subject to the terms of the Master Forward Confirmation, be the date one Settlement Cycle (as such term is defined in the Master Forward Confirmation) immediately following the last Trading Day of such Forward Hedge Selling Period), the initial “Number of Shares” for such Forward (which shall be the Actual Sold Forward Amount for such Forward Hedge Selling Period), the “Maturity Date” for such Forward (which shall, subject to the terms of the Master Forward Confirmation, be the date that follows the last Trading Day of such Forward Hedge Selling Period by the number of days or months set forth opposite the caption “Term” in the Placement Notice (as amended by the corresponding Acceptance, if applicable) for such Forward, which number of days or months shall in no event be less than three months nor more than two years), the “Initial Forward Price” for such Forward, the “Spread” for such Forward (as set forth in the related Placement Notice (as amended by the corresponding Acceptance, if applicable)), the “Volume-Weighted Hedge Price” for such Forward, the “Threshold Price” for such Forward, the “Initial Stock Loan Rate” for such Forward (as set forth in the related Placement Notice (as amended by the corresponding Acceptance, if applicable)), the “Maximum Stock Loan Rate” for such Forward (as set forth in the related Placement Notice (as amended by the corresponding Acceptance, if applicable)), the “Forward Price Reduction Dates” for such Forward (which shall be each of the dates set forth below the caption “Forward Price Reduction Dates” in the Placement Notice (as amended by the corresponding Acceptance, if applicable) for such Forward) and the “Forward Price Reduction Amounts” corresponding to such Forward Price Reduction Dates (which shall be each amount set forth opposite each “Forward Price Reduction Date” and below the caption “Forward Price Reduction Amounts” in the Placement Notice (as amended by the corresponding Acceptance, if applicable) for such Forward) and the “Regular Dividend Amounts” for such Forward (which shall be each of the amount(s) set forth below the caption “Regular Dividend Amounts” in the Placement Notice (as amended by the corresponding Acceptance, if applicable) for such Forward). Notwithstanding anything herein to the contrary, the Forward Purchaser’s obligation to use its commercially reasonable efforts to borrow all or any portion of the Forward Hedge Securities (and the Forward Seller’s obligation to use its commercially reasonable efforts to sell such portion of the Forward Hedge Securities) for any Forward hereunder shall be subject in all respects to the last paragraph of Section 3 of the Master Forward Confirmation. The Securities may be offered and sold by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act, including without limitation sales made directly on The Nasdaq Capital Market (the “Exchange”), on any other existing trading market for the Common Stock or to or through a market maker, or subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable), by any other method permitted by law, including but not limited to, privately negotiated transactions.

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(b) The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Placement Shares hereunder shall only be effected by or through a Sales Agent, and only a single Sales Agent, on any single given date, and in no event shall the Company request that more than one Sales Agent sell Placement Shares on the same day.

4. Suspension of Sales.

(a) The Company or the Designated Sales Agent may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Schedule 2), suspend any sale of Placement Shares for a period of time (a “Suspension Period”); provided, however, that such suspension shall not affect or impair either party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. Each of the parties hereto agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals named on Schedule 2 hereto, as such schedule may be amended from time to time. During a Suspension Period, the Company shall not issue any Placement Notices and the Designated Sales Agent shall not sell any Placement Shares hereunder. The party that issued a suspension notice shall notify the other party in writing of the Trading Day on which the Suspension Period shall expire not later than twenty-four (24) hours prior to such Trading Day.

(b) Notwithstanding any other provision of this Agreement, during any period in which the Company is in possession of material non-public information, the Company and the Designated Sales Agent agree that (i) no sale of Placement Shares will take place, (ii) the Company shall not request the sale of any Placement Shares, and (iii) the Designated Sales Agent shall not be obligated to sell or offer to sell any Placement Shares.

5. Settlement.

(a) Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the first (1st) Trading Day (or such earlier day as is industry practice for regular-way trading) following the respective Point of Sale (as defined below) (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate sales price received by the Designated Sales Agent at which such Placement Shares were sold, after deduction for (i) the Designated Sales Agent’s discount, commission or other compensation for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to the Designated Sales Agent hereunder pursuant to Section 7(g) (Expenses) hereof and (iii) any transaction fees, trading expenses or execution fees imposed by any clearing organization or any governmental or self-regulatory organization and any other fees incurred by the Designated Sales Agent in respect of such sales.

(b) Delivery of Placement Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting the Designated Sales Agent’s or its designee’s account (provided the Designated Sales Agent shall have given the Company written notice of such designee at least one Trading Day prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, the Designated Sales Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver duly authorized Placement Shares on a Settlement Date, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 9(a) (Indemnification and Contribution) hereto, the Company will (i) hold the Designated Sales Agent, its directors, officers, members, partners, employees and agents of the Designated Sales Agent, each broker dealer affiliate of the Designated Sales Agent, and each person, if any, who (A) controls the Designated Sales Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (B) is controlled by or is under common control with the Designated Sales Agent (each, a “Designated Sales Agent Affiliate”), and the Designated Sales Agent’s clearing organization, harmless against any loss, claim, damage, or reasonable and documented expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to the Designated Sales Agent any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

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(c) On the basis of the representations and warranties herein contained and subject to the terms and conditions in this Agreement and the Master Forward Confirmation, upon the Forward Purchaser’s and the Forward Seller’s acceptance of the terms of a Placement Notice specifying that it relates to a “Forward” or upon receipt by the Forward Purchaser and Forward Seller of an Acceptance, as the case may be, and unless the sale of the Forward Hedge Securities described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement or the Master Forward Confirmation (including without limitation as a result of any event described in clause (x) or (y) of the proviso contained in the definition of Forward Hedge Selling Period), the Forward Purchaser will use its commercially reasonable efforts to borrow a number of Forward Hedge Securities sufficient to have an Aggregate Sales Price as close as reasonably practicable to the Forward Hedge Amount specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and the Forward Seller will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Forward Hedge Securities at market prevailing prices, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). Each of the Company and the Forward Purchaser acknowledges and agrees that (i) there can be no assurance that the Forward Purchaser will be successful in borrowing or that the Forward Seller will be successful in selling Forward Hedge Securities, (ii) the Forward Seller will incur no liability or obligation to the Company, the Forward Purchaser, or any other person or entity if it does not sell Forward Hedge Securities borrowed by the Forward Purchaser for any reason other than a failure by the Forward Seller to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Forward Hedge Securities as required under this Section 6, and (iii) the Forward Purchaser will incur no liability or obligation to the Company, the Forward Seller, or any other person or entity if it does not borrow Forward Hedge Securities for any reason other than a failure by the Forward Purchaser to use its commercially reasonable efforts to borrow such Forward Hedge Securities as required under this Section 5. In acting hereunder, the Forward Seller will be acting as agent for the Forward Purchaser and not as principal. Unless otherwise specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable), settlement for sales of Forward Hedge Securities will occur on the first (1st) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Forward Hedge Settlement Date”). On or before each Forward Hedge Settlement Date, the Forward Purchaser will, or will cause its transfer agent to, electronically transfer the Forward Hedge Securities being sold by crediting the Forward Seller or its designee’s account (provided Forward Seller shall have given the Forward Purchaser written notice of such designee prior to the Forward Hedge Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Forward Hedge Settlement Date, the Forward Seller will deliver the related Aggregate Forward Hedge Price to the Forward Purchaser in same day funds to an account designated by the Forward Purchaser prior to the relevant Forward Hedge Settlement Date.

6. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Sales Agent that as of each Applicable Time (as defined in Section 22(a)), unless such representation, warranty or agreement specifies a different time or times:

(a) Compliance with Registration Requirements. As of each Applicable Time other than the date of this Agreement, the Registration Statement and any Rule 462(b) Registration Statement will have been declared effective by the Commission under the Securities Act and the Company is and continues to be eligible to use such Form S-3.The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information related to the Registration Statement and the Prospectus. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission. The Registration Statement and, assuming no act or omission on the part of any Sales Agent that would make such statements untrue, the offer and sale of the Placement Shares as contemplated hereby meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said Rule. In the section entitled “Plan of Distribution” in the ATM Prospectus, the Company has named A.G.P./Alliance Global Partners as an agent that the Company has engaged in connection with the transactions contemplated by this Agreement. The Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Securities Act. The Company has no reason to believe that it will not in the foreseeable future continue to be in compliance with all of the Exchange’s listing and maintenance requirements.

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(b) No Misstatement or Omission. The Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, complied or will comply in all material respects with the Securities Act. The Prospectus, and any amendment or supplement thereto, on the date of such Prospectus or amendment or supplement, complied or will comply in all material respects with the Securities Act. The Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, did not and, as of each Point of Sale and each Settlement Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Sales Agents furnished to the Company in writing by the Sales Agents expressly for use therein. “Point of Sale” means, for a Placement, the time at which an acquiror of Placement Shares entered into a contract, binding upon such acquiror, to acquire such Placement Shares.

(c) Offering Materials Furnished to the Sales Agents. Copies of the Registration Statement, the Prospectus, and all amendments or supplements thereto and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement, have been delivered, or are publicly available through EDGAR, to the Sales Agents. Each Prospectus delivered to the Sales Agents for use in connection with the sale of the Placement Shares pursuant to this Agreement will be identical to the version of such Prospectus filed with the Commission via EDGAR, except to the extent permitted by Regulation S-T.

(d) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the completion of the Sales Agents’ distribution of the Placement Shares, any offering material in connection with the offering and sale of the Placement Shares other than the Prospectus or the Registration Statement.

(e) The Sales Agreement. This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, and subject to general principles of equity. The Company has full corporate power and authority to enter into this Agreement and to authorize, issue and sell the Placement Shares as contemplated by this Agreement. This Agreement conforms in all material respects to the descriptions thereof in the Registration Statement and the Prospectus.

(f) Authorization of the Placement Shares. The Placement Shares, when issued and paid for as contemplated herein, will be validly issued, fully paid and nonassessable, will be issued in compliance with all applicable securities laws, and will be free of preemptive, registration or similar rights, and will conform to the description of the Common Stock contained in the Registration Statement and the Prospectus.

(g) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived. No person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Placement Shares hereunder, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Placement Shares as contemplated hereby or otherwise.

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(h) No Material Adverse Change. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change in the business, properties, prospects, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (any such change is called a “Material Adverse Change”), which, individually or in the aggregate, has had or would reasonably be expected to result in a Material Adverse Change; (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company; (iv) no executive officer or director of the Company has resigned from any position with the Company; and (v) there has not been any Material Adverse Change in the Company’s long-term or short-term debt.

(i) Independent Accountants. To the knowledge of the Company, KPMG (beginning July 7, 2025), Cherry Bekaert (ending on July 7, 2025) and any other independent registered accounting firm whose report is filed with the Commission and included or incorporated by reference in the Registration Statement, whose report is filed with the Commission and included or incorporated by reference in the Registration Statement and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Public Company Accounting Oversight Board. KPMG (beginning July 7, 2025), Cherry Bekaert (ending on July 7, 2025) and any other independent registered accounting firm whose report is filed with the Commission and included or incorporated by reference in the Registration Statement has not, during the periods covered by the financial statements included or incorporated by reference in the Registration Statement and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(j) Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods therein specified. Such financial statements and supporting schedules have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto, provided, that, unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP. No other financial statements or supporting schedules are required to be included in or incorporated by reference in the Registration Statement or the Prospectus.

(k) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement or the Prospectus has been made or reaffirmed by the Company without a reasonable basis or has been disclosed by the Company other than in good faith.

(l) Statistical and Marketing-Related Data. The statistical and market-related data included or incorporated by reference in each of the Registration Statement or the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(m) XBRL. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(n) Incorporation and Good Standing of the Company and its Subsidiaries. The Company is a corporation duly incorporated and validly existing under the laws of the State of Delaware. The Company has requisite corporate power to carry on its business as described in the Prospectus. The Company is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification; except where the failure to be so qualified or to be in good standing would not result in a Material Adverse Change. The Company has no subsidiaries and does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the most recently ended fiscal year and other than (i) those subsidiaries not required to be listed on Exhibit 21.1 by Item 601 of Regulation S-K under the Exchange Act, (ii) those subsidiaries formed since the last day of the most recently ended fiscal year, and (iii) as disclosed in the Registration Statement and the Prospectus.

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(o) Capital Stock Matters. All issued and outstanding shares of Common Stock of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized shares of Common Stock conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus. The offers and sales of the outstanding shares of Common Stock were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such shares, exempt from such registration requirements. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement and the Prospectus, accurately and fairly present, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

(p) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. The Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby or by the Registration Statement and the Prospectus (including the issuance and sale of the Placement Shares and the use of the proceeds from the sale of the Placement Shares as described in the Prospectus under the caption “Use of Proceeds”) will not (A) result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any law, order, rule or regulation to which the Company or any subsidiary is subject, or by which any property or asset of the Company or any subsidiary is bound or affected, (B) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) (a “Default Acceleration Event”) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument (“Contract”) or obligation or other understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary is bound or affected, except to the extent that such conflict, default, or Default Acceleration Event is not reasonably likely to result in a Material Adverse Change, or (C) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s articles of incorporation (as the same may be amended or restated from time to time) or bylaws (as the same may be amended or restated from time to time). Except as set forth in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries is in violation, breach or default under its articles of incorporation (as the same may be amended or restated from time to time), bylaws (as the same may be amended or restated from time to time) or other equivalent organizational or governing documents. Neither the Company nor any its subsidiaries nor, to its knowledge, any other party is in violation, breach or default of any Contract that has resulted in or could reasonably be expected to result in a Material Adverse Change. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the performance of the Company of the transactions herein contemplated has been obtained or made and is in full force and effect, except (i) with respect to any Applicable Time at which the Sales Agents would not be able to rely on Rule 5110(b)(7)(C)(i) of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such additional steps as may be required by FINRA, (ii) filings with the Commission required under the Securities Act or the Exchange Act, or filings or notice with the Exchange pursuant to the rules and regulations of the Exchange, in each case that are contemplated by this Agreement to be made after the date of this Agreement, and (iii) such additional steps as may be necessary to qualify the Common Stock for sale by the Sales Agents under state securities or Blue Sky laws.

(q) No Material Actions or Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director of the Company including any proceeding before any federal, state, local or foreign governmental bodies, which is required to be disclosed and has not been disclosed in the Registration Statement or the Prospectus, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change.

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(r) Labor Disputes. Except as set forth in the Registration Statement and the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject before or by any court or governmental agency, authority or body, or any arbitrator or mediator, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change.

(s) Compliance with Certain Applicable Laws. The Company: (A) is and at all times has been in compliance with all statutes, rules, or regulations applicable to (i) the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company and (ii) the Company’s treasury reserve policy and the Company’s cryptocurrency treasury operations (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (B) has not received any warning letter, untitled letter or other correspondence or notice from any governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (D) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such governmental authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received notice that any governmental authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such governmental authority is considering such action; and (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission).

(t) Tax Law Compliance. Other than as disclosed in the Registration Statement and the Prospectus, each of the Company and its subsidiaries has (a) filed all material foreign, federal, state and local tax returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof and (b) paid all taxes (as hereinafter defined) shown as due and payable on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective subsidiary. The provisions for taxes payable, if any, shown on the financial statements included or incorporated by reference in the Registration Statement and the Prospectus are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Other than as disclosed in the Registration Statement and the Prospectus, no material issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its subsidiaries, and no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its subsidiaries. There are no tax liens against the assets, properties or business of the Company or any of its subsidiaries. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(u) Company Not an “Investment Company.” The Company is not, and will not be, either after receipt of payment for the Placement Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement or the Prospectus, required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

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(v) Insurance. The Company and each of its subsidiaries carries, or is entitled to the benefits of insurance in such amounts and covering such risks, which the Company believes are adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, and all such insurance is in full force and effect. Neither the Company nor any of its subsidiaries has reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

(w) No Price Stabilization or Manipulation. The Company has not taken, directly or indirectly (without giving any effect to the activities of the Sales Agents), any action designed to or that might cause or result in stabilization or manipulation of the price of the Common Stock or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Common Stock, whether to facilitate the sale or resale of the Placement Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M. In connection with entering into any Forward Contract, the Company will not acquire any long position (either directly or indirectly, including through an Affiliate or through a derivative transaction) with respect to shares of Common Stock. For purposes of the foregoing, Affiliate means, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by, or under common control with such person or entity. For purposes of this definition, “control” when used with respect to any person or entity means ownership of 50% or more of the voting power or value of such person or entity. If the limitations of Rule 102 of Regulation M (“Rule 102”) do not apply with respect to the Shares or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Agents (or, if later, at the time stated in the notice), the Company will, and shall cause each of its affiliates to, comply with Rule102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply. The Company shall promptly notify the Agents if the Preferred Shares no longer constitute “excepted securities” as defined in Section (c) of Rule 101 of Regulation M.

(x) Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement and the Prospectus that have not been described as required pursuant to the Securities Act.

(y) Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Prospectus or any amendment or supplement thereto, at the time they were or hereafter are filed with the Commission under the Exchange Act, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at each Point of Sale and each Settlement Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(z) Conformity of Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act on the date of first use, and the Company has complied or will comply with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Placement Shares, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified. The Company has not made any offer relating to the Placement Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Sales Agents. The Company has retained in accordance with the Securities Act all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act.

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(aa) Compliance with Environmental Laws. The Company and its subsidiaries are in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”), except where the failure to comply has not had and would not reasonably be expected to result in, singularly or in the aggregate, a Material Adverse Change. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its subsidiaries (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which has not had and would not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Change; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Change.

(bb) Intellectual Property. The Company and each of its subsidiaries own or possess or have valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property Rights”) necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as described in the Registration Statement and the Prospectus, except as would not be reasonably likely to result in a Material Adverse Change. To the knowledge of the Company, no action or use by the Company or any of its subsidiaries necessary for the conduct of their business as currently carried on and as described in the Registration Statement and the Prospectus will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others, except where such action, use, license or fee is not reasonably likely to result in a Material Adverse Change. Neither the Company nor any of its subsidiaries have received any notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company or any of its subsidiaries; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company or any of its subsidiaries in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 6(bb), reasonably be expected to result in a Material Adverse Change; (C) the Intellectual Property Rights owned by the Company or any of its subsidiaries and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 6(bb), reasonably be expected to result in a Material Adverse Change; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, neither the Company nor any of its subsidiaries has received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 6(bb), reasonably be expected to result in a Material Adverse Change; and (E) except as disclosed in the Registration Statement and the Prospectus, to the Company’s knowledge, no employee of the Company or any of its subsidiaries is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or any of its subsidiaries, or actions undertaken by the employee while employed with the Company or any of its subsidiaries and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company or any of its subsidiaries which has not been patented has been kept confidential. Neither the Company nor any of its subsidiaries is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement and the Prospectus and are not described therein. The Registration Statement and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology employed by the Company or its subsidiaries has been obtained or is being used by the Company or any of its subsidiaries in violation of any contractual obligation binding on the Company or any such subsidiary or, to the Company’s knowledge, any of its or its subsidiaries’ officers, directors or employees, or otherwise in violation of the rights of any persons, except for violations that would not result in a Material Adverse Change.

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(cc) Brokers. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than as contemplated by this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or the Sales Agents for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Placement Shares by the Sales Agents under this Agreement.

(dd) No Outstanding Loans or Other Indebtedness. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company or executive officers of any of its subsidiaries to the extent such executive officers may be deemed executive officers of the Company, or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus. The Company has not directly or indirectly extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(ee) No Reliance. The Company has not relied upon the Sales Agents or legal counsel for the Sales Agents for any legal, tax or accounting advice in connection with the offering and sale of the Placement Shares.

(ff) Broker-Dealer Status. Neither the Company nor any of its related entities (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning of Article I of the NASD Manual administered by FINRA). To the Company’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater security holders, except as set forth in the Registration Statement.

(gg) Well-Known Seasoned Issuer. (i) At the time of filing the Registration Statement, and (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Placement Shares in reliance on the exemption of Rule 163 under the Securities Act, the Company was and is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act). After the date of this Agreement, the Company shall promptly advise the Sales Agents in writing of the Company losing its status as a “well-known seasoned issuer” (as defined in Rule 405) as of the time the Company files with the Commission an annual report on Form 10-K.

(hh) FINRA Matters. All of the information provided to the Sales Agents or to counsel for the Sales Agents by the Company, its counsel, its officers and directors and, to the Company’s knowledge, the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Placement Shares is true, complete, correct and compliant with FINRA’s rules in all material respects and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules or NASD Conduct Rules is true, complete and correct in all material respects. Except as disclosed in the Registration Statement and the Prospectus, there is no (i) officer or director of the Company, (ii) beneficial owner of 10% or more of any class of the Company’s securities or (iii) to the Company’s knowledge, beneficial owner of the Company’s unregistered equity securities that were acquired during the 180-day period immediately preceding the date of this Agreement that is an affiliate or associated person of a FINRA member participating in the offer, issuance and sale of the Placement Shares as contemplated by this Agreement and the Registration Statement and the Prospectus (as determined in accordance with the rules and regulations of FINRA).

(ii) Compliance with Orders. Neither the Company nor any of its subsidiaries is in violation of any material judgment, decree, or order of any court, arbitrator or other governmental authority.

(jj) Sarbanes–Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

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(kk) Disclosure Controls and Procedures. Except as set forth in the Registration Statement and the Prospectus, the Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. Since the date of the latest audited financial statements included in the Registration Statement and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ll) ERISA. The Company, its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or any of their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company and each of its subsidiaries, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or any of its subsidiaries is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, or any of its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, any of its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company nor any of its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, any of its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the knowledge of the Company, nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(mm) Contracts and Agreements. The agreements and documents described in the Registration Statement and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act to be described in the Registration Statement and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company or any of its subsidiaries is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement and the Prospectus, or (ii) is material to the Company’s or its subsidiaries’ business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company or any of its subsidiaries and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Except as disclosed in the Registration Statement and the Prospectus, none of such agreements or instruments has been assigned by the Company or its subsidiaries, and neither the Company, its subsidiaries nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. To the Company’s knowledge, performance by the Company or any of its subsidiaries of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company, its subsidiaries or any of their assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations.

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(nn) Title to Properties. Except as set forth in the Registration Statement and the Prospectus, the Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company, and under which the Company or any of its subsidiaries hold properties described in the Registration Statement and the Prospectus, are in full force and effect, and neither the Company nor any of its subsidiaries has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any of its subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, which would result in a Material Adverse Change.

(oo) No Unlawful Contributions or Other Payments. No payments or inducements have been made or given, directly or indirectly, to any federal or local official or candidate for, any federal or state office in the United States or foreign offices by the Company, any of its subsidiaries or any of their officers or directors, or, to the knowledge of the Company, by any of its employees or agents or any other person in connection with any opportunity, contract, permit, certificate, consent, order, approval, waiver or other authorization relating to the business of the Company or any of its subsidiaries, except for such payments or inducements as were lawful under applicable laws, rules and regulations. Neither the Company, any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any government official or employee from corporate funds; or (iii) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment in connection with the business of the Company.

(pp) Foreign Corrupt Practices Act and Anti-Corruption Laws. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), the UK Bribery Act 2010, the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or any other applicable anti-corruption or anti-bribery laws (collectively, the “Anti-Corruption Laws”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the Anti-Corruption Laws. The Company and its subsidiaries have conducted their respective businesses in compliance with the Anti-Corruption Laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. To the Company’s knowledge, no on acting on behalf of the Company has taken any action that would violate the Anti-Corruption Laws.

(qq) Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. The Company and its subsidiaries maintain and have maintained policies and procedures reasonably designed to ensure, and which are reasonably expected to continue to ensure, compliance with the Money Laundering Laws.

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(rr) OFAC and Sanctions. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, or any other relevant sanctions authority (collectively, “Sanctions”); nor are the Company or any of its subsidiaries organized, located, or resident in, or owned or controlled by any person or entity that is organized, located, or resident in, or that is itself, a target of Sanctions, including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the non-government controlled areas of the Kherson and Zaporizhzhia regions of Ukraine or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, the Crimea region, Cuba, Iran, and North Korea. The Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to Sanctions.

(ss) Exchange Listing. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is currently listed on the Exchange under the trading symbol “SBET”. Except as disclosed in the Registration Statement and the Prospectus, there is no action pending by the Company or, to the Company’s knowledge, the Exchange to delist the Common Stock from the Exchange, nor has the Company received any notification that the Exchange is currently contemplating terminating such listing, except as otherwise disclosed in the Registration Statement and Prospectus. The Company has no intention to delist the Common Stock from the Exchange or to deregister the Common Stock under the Exchange Act, in either case, at any time during the period commencing on the date of this Agreement through and including the 90th calendar day after the termination of this Agreement. The Company has filed with the Exchange a Listing of Additional Shares Notification Form for the offering of the Placement Shares as contemplated in this Agreement. The issuance and sale of the Placement Shares under this Agreement does not contravene the rules and regulations of the Exchange.

(tt) Margin Rules. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds from the issuance, sale and delivery of the Placement Shares as contemplated by this Agreement and as described in the Registration Statement and the Prospectus will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the shares of Common Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(uu) Underwriter Agreements. The Company is not a party to any agreement with an agent or underwriter, other than the Sales Agents, for any other “at-the-market” or continuous equity transaction.

(vv) Board of Directors. The qualifications of the persons serving as board members of the Company and the overall composition of the Company’s Board of Directors comply with the applicable requirements of the Exchange Act and the Sarbanes-Oxley Act and the listing rules of the Exchange applicable to the Company. At least one member of the Audit Committee of the Board of Directors of the Company qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange. In addition, at least a majority of the persons serving on the Board of Directors of the Company qualify as “independent,” as defined under the listing rules of the Exchange.

(ww) No Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offer and sale of the Placement Shares hereunder to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

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(xx) No Material Defaults. Neither the Company nor any of its subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 10-K, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.

(yy) Books and Records. The minute books of the Company and each of its subsidiaries have been made available to the Sales Agents and counsel for the Sales Agents, and such books (i) contain a substantially complete summary of all meetings and material actions of the board of directors (including each board committee) and stockholders of the Company (or analogous governing bodies and interest holders, as applicable) and each of its subsidiaries since the time of its respective incorporation or organization through the date of the latest meeting and action, and (ii) accurately reflects in all material respects all transactions referred to in such minutes.

(zz) Regulations. The disclosures in the Registration Statement and the Prospectus concerning the effects of federal, state, local and all foreign regulation on the Company’s business in the past and as currently contemplated are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement and the Prospectus which are not so disclosed.

(aaa) [RESERVED]

(bbb) Information Technology. The Company’s information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company as currently conducted, except where such failure to operate and perform would not reasonably be expected to result in a Material Adverse Change, and to the knowledge of the Company are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company has implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and except as would not, individually or in the aggregate, result in a Material Adverse Change, there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company is presently in compliance in all material respects with all applicable laws or statutes and all applicable judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except for any such noncompliance that would not result in a Material Adverse Change. The disclosures in the Registration Statement and the Prospectus concerning the effects of federal, state, local and all foreign regulation on the Company’s business in the past and as currently contemplated are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement and the Prospectus which are not so disclosed.

(ccc) Confidentiality and Non-Competitions. To the Company’s knowledge, no director, officer, key employee or consultant of the Company is subject to any confidentiality, non-disclosure, non-competition agreement or non-solicitation agreement with any employer or prior employer that could reasonably be expected to materially affect his ability to be and act in his respective capacity of the Company or be expected to result in a Material Adverse Change.

(ddd) All Necessary Permits, etc. The Company and each of its subsidiaries holds, and is in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders (“Permits”) of any governmental or self-regulatory agency, authority or body required for the conduct of its business, and all such Permits are in full force and effect.

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Any certificate signed by an officer of the Company and delivered to the Sales Agents or to counsel for the Sales Agents pursuant to or in connection with this Agreement shall be deemed to be a representation and warranty by the Company to the Sales Agents as to the matters set forth therein.

The Company acknowledges that the Sales Agents and, for purposes of the opinions to be delivered pursuant to Section 7 hereof, counsel to the Company and counsel to the Sales Agents, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

7. Covenants of the Company. The Company covenants and agrees with each Sales Agent that:

(a) Registration Statement Amendments. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Shares is required to be delivered by the Sales Agents under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 153 or Rule 172 under the Securities Act), (i) the Company will notify the Sales Agents promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; (ii) the Company will prepare and file with the Commission, promptly upon the Sales Agents’ reasonable request, any amendments or supplements to the Registration Statement or Prospectus that, in the Sales Agents’ reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Shares by the Sales Agents (provided, however, that the failure of the Sales Agents to make such request shall not relieve the Company of any obligation or liability hereunder, or affect the Sales Agents’ right to rely on the representations and warranties made by the Company in this Agreement, and provided, further, that the only remedy the Sales Agents shall have with respect to the failure to make such filing shall be to cease making sales under this Agreement until such amendment or supplement is filed); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the Placement Shares or a security convertible into the Placement Shares unless a copy thereof has been submitted to the Sales Agents within a reasonable period of time before the filing and the Sales Agents has not reasonably objected thereto (provided, however, that the failure of the Sales Agents to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect the Sales Agents’ right to rely on the representations and warranties made by the Company in this Agreement, and provided, further, that the only remedy the Sales Agents shall have with respect to the failure by the Company to obtain such consent shall be to cease making sales under this Agreement); (iv) the Company will furnish to the Sales Agents at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (v) the Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act (without reliance on Rule 424(b)(8) of the Securities Act) or, in the case of any documents incorporated by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed.

(b) Notice of Commission Stop Orders. The Company will advise the Sales Agents, promptly after it receives notice or obtains knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any notice objecting to, or other order preventing or suspending the use of, the Prospectus, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation of any proceeding for any such purpose or any examination pursuant to Section 8(e) of the Securities Act, or if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Placement Shares; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. Until such time as any stop order is lifted, the Sales Agents shall cease making offers and sales under this Agreement.

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(c) Delivery of Prospectus; Subsequent Changes. During any period in which a Prospectus relating to the Placement Shares is required to be delivered by the Sales Agents under the Securities Act with respect to a pending sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 153 or Rule 172 under the Securities Act), the Company will comply in all material respects with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify the Designated Sales Agent to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance; provided, however, that the Company may delay any such amendment or supplement if, in the reasonable judgment of the Company, it is in the best interests of the Company to do so.

(d) Listing of Placement Shares. During any period in which the Prospectus relating to the Placement Shares is required to be delivered by the Sales Agents under the Securities Act with respect to a pending sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 153 or Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Placement Shares to be listed on the Exchange and to qualify the Placement Shares for sale under the securities laws of such jurisdictions as the Sales Agents reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Placement Shares; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities or file a general consent to service of process in any jurisdiction.

(e) Delivery of Registration Statement and Prospectus. The Company will furnish to the Sales Agents and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which a Prospectus relating to the Placement Shares is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities as the Sales Agents may from time to time reasonably request and, at the Sales Agents’ request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to the Sales Agents to the extent such document is available on EDGAR.

(f) Earnings Statement. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement of the Company and its subsidiaries (which need not be audited) covering a 12-month period that complies with Section 11(a) and Rule 158 of the Securities Act. The terms “earnings statement” and “make generally available to its security holders” shall have the meanings set forth in Rule 158 under the Securities Act.

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(g) Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated in accordance with the provisions of Section 11 hereunder, will pay the following expenses all incident to the performance of its obligations hereunder, including, but not limited to, expenses relating to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each Prospectus and of each amendment and supplement thereto, (ii) the preparation, issuance and delivery of the Placement Shares, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Placement Shares to the Sales Agents, (iii) the fees and disbursements of the counsel, accountants and other advisors to the Company in connection with the transactions contemplated by this Agreement; (iv) the qualification of the Placement Shares under securities laws in accordance with the provisions of Section 7(d) of this Agreement, including filing fees (provided, however, that any fees or disbursements of counsel for the Sales Agents in connection therewith shall be paid by the Sales Agents except as set forth in (ix) below), (v) the printing and delivery to the Sales Agents of copies of the Prospectus and any amendments or supplements thereto, and of this Agreement, (vi) the fees and expenses incurred in connection with the listing or qualification of the Placement Shares for trading on the Exchange, (vii) the fees and expenses of the transfer agent or registrar for the Common Stock; (viii) filing fees and expenses, if any, of the Commission and the FINRA Corporate Financing Department (provided, however, that any fees or disbursements of counsel for the Sales Agents in connection therewith shall be paid by the Sales Agents except as set forth in (ix) below) and (ix) the Company shall reimburse the Sales Agents for their reasonable and documented out-of-pocket costs and expenses (including but not limited to the reasonable fees and documented out-of-pocket costs and expenses of counsel to the Sales Agents) in an amount not to exceed $150,000; provided further that the Company shall reimburse the Sales Agents for their expenses (including but not limited to the reasonable fees and documented out-of-pocket costs and expenses of counsel to the Sales Agents): (i) up to an additional $20,000 per calendar quarter thereafter payable in connection with each Representation Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 7(m) for which no waiver is applicable and excluding the date of this Agreement (and in no event to exceed more than $80,000 per fiscal year); and (ii) up to an additional $25,000 for each additional program “refresh” (filing of a new registration statement, prospectus, or prospectus supplement relating to the Placement Shares and/or an amendment of this Agreement) executed pursuant to this Agreement.

(h) Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”

(i) Notice of Other Sales. The Company (I) shall provide the Sales Agents notice at least two (2) days, before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any shares of Common Stock (other than Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, or warrants or any rights to purchase or acquire Common Stock, during the period beginning on the fifth (5th) Trading Day immediately prior to the date on which any Placement Notice is delivered to the Sales Agents hereunder and ending on the fifth (5th) Trading Day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice (or, if the Placement Notice has been terminated or suspended prior to the sale of all Placement Shares covered by a Placement Notice, the fifth (5th) Trading Day immediately following the date of such suspension or termination), and (II) will not directly or indirectly enter into or utilize any other “at-the-market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any shares of Common Stock (other than the Placement Shares offered pursuant to this Agreement) or securities convertible into or exchangeable for shares of Common Stock, warrants or any rights to purchase or acquire, shares of Common Stock prior to the termination of this Agreement; provided, however, that such notice requirements or restrictions, as the case may be, will not be required in connection with the Company’s issuance or sale of (i) shares of Common Stock, options to purchase shares of Common Stock, other equity awards or shares of Common Stock issuable upon the exercise of options or other equity awards, pursuant to any employee or director stock option or benefits plan, stock ownership plan or dividend reinvestment plan of the Company whether now in effect or hereafter implemented, (ii) shares of Common Stock issuable upon exchange, conversion or redemption of securities or the exercise of warrants, options or other rights in effect or outstanding, and disclosed in filings by the Company available on EDGAR or otherwise in writing (including by email correspondence) to the Sales Agents and (iii) shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock as consideration for mergers, acquisitions, sale or purchase of assets, other business combinations or strategic alliances, vendor, consultant, customer or other comparable transactions occurring after the date of this Agreement which are not issued for capital raising purposes.

(j) Change of Circumstances. The Company will, at any time during a fiscal quarter in which the Company intends to tender a Placement Notice or sell Placement Shares, advise the Sales Agent promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided to the Sales Agents pursuant to this Agreement.

(k) Due Diligence Cooperation. The Company will cooperate with any reasonable due diligence review conducted by the Sales Agents or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as the Sales Agents may reasonably request.

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(l) Required Filings Relating to Placement of Placement Shares. The Company shall set forth in each Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed by the Company with the Commission in respect of any quarter in which sales of Placement Shares were made by or through the Sales Agents under this Agreement, with regard to the relevant period, the amount of Placement Shares sold to or through the Sales Agents, the Net Proceeds to the Company and the compensation payable by the Company to the Sales Agents with respect to such sales of Placement Shares. To the extent that the filing of a prospectus supplement with the Commission with respect to any sales of Placement Shares becomes required under Rule 424(b) under the Securities Act, the Company agrees that, on or before such dates as the Securities Act shall require, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act, which prospectus supplement will set forth, with regard to the relevant period, the amount of Placement Shares sold to or through the Sales Agents, the Net Proceeds to the Company and the compensation payable by the Company to the Sales Agents with respect to such Placement Shares, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market. The Company shall afford the Sales Agent and its counsel with a reasonable opportunity to review and comment upon, shall consult with the Sales Agents and its counsel on the form and substance of, and shall give due consideration to all such comments from the Sales Agents or its counsel on, any such filing prior to the issuance, filing or public disclosure thereof; provided, however, that the Company shall not be required to submit for review (A) any portion of any periodic reports filed with the Commission under the Exchange Act other than the specific disclosure relating to any sales of Placement Shares and (B) any disclosure contained in periodic reports filed with the Commission under the Exchange Act if it shall have previously provided the same disclosure for review in connection with a previous filing.

(m) Representation Dates; Certificate. On or prior to the date the first Placement Notice is given hereunder and each time the Company (i) files the Prospectus relating to the Placement Shares or amends or supplements the Registration Statement or the Prospectus relating to the Placement Shares (other than (A) a prospectus supplement filed in accordance with Section 7(l) of this Agreement or (B) a supplement or amendment that relates to an offering of securities other than the Placement Shares) by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of document(s) by reference to the Registration Statement or the Prospectus relating to the Placement Shares; (ii) files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K); (iii) files a quarterly report on Form 10-Q under the Exchange Act; or (iv) files a current report on Form 8-K containing amended financial information (other than an earnings release, to “furnish” information pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”), the Company shall furnish the Sales Agents within three (3) Trading Days after each Representation Date with a certificate, in the form attached hereto as Exhibit 7(m). The requirement to provide a certificate under this Section 7(m) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K or quarterly report on Form 10-Q under the Exchange Act. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide the Sales Agents with a certificate under this Section 7(m), then before the Company delivers the Placement Notice or the Sales Agents sells any Placement Shares, the Company shall provide the Sales Agents with a certificate, in the form attached hereto as Exhibit 7(m), dated the date of the Placement Notice.

(n) Legal Opinions. On or prior to the date the first Placement Notice is given hereunder, the Company shall cause to be furnished to the Sales Agents the written opinion and negative assurance of Thompson Hine LLP, as counsel to the Company, or other counsel reasonably satisfactory to the Sales Agents (“Company Counsel”), in such case substantially in the form previously agreed between the Company and the Sales Agents. Thereafter, within three (3) Trading Days after each Representation Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 7(m) for which no waiver is applicable pursuant to Section 7(m), the Company shall cause to be furnished to the Sales Agents the written opinion and negative assurance of the Company Counsel substantially in the forms previously agreed between the Company and the Sales Agents, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented and within three (3) Trading Days after the Representation Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 7(m) for which no waiver is applicable pursuant to Section 7(m), other than a Representation Date under Section 7(m)(iv); provided, however, that if the Company Counsel has previously furnished to the Sales Agents such written opinion and negative assurance of such counsel, in each case substantially in the forms previously agreed between the Company and the Sales Agents, then the Company Counsel may, in respect of any future Representation Date, furnish the Sales Agents with a letter signed by such counsel (each, a “Reliance Letter”) in lieu of such opinion and negative assurance of such counsel to the effect that the Sales Agents may rely on the prior opinion and negative assurance of such counsel delivered pursuant to this Section 7(n) to the same extent as if it were dated the date of such Reliance Letter (except that statements in such prior opinion and negative assurance shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such Reliance Letter).

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(o) Comfort Letter. Within two (2) Trading Days after the first Placement Notice is given hereunder and within three (3) Trading Days after the subsequent Representation Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 7(m)(ii) in connection with the filing of the Company’s Annual Report on Form 10-K and for which no waiver is applicable pursuant to Section 7(m), other than a Representation Date under Section 7(m)(iv) unless with respect to a Representation Date under Section 7(m)(iv) the Sales Agents reasonably requests delivery thereof, the Company shall cause its independent accountants to furnish the Sales Agents letters (the “Comfort Letters”), dated the date that the Comfort Letter is delivered, in form and substance satisfactory to the Sales Agents, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the rules and regulations of the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to the Sales Agents in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(p) Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock or (ii) sell, bid for, or purchase shares of Common Stock in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Placement Shares other than the Sales Agents.

(q) Insurance. The Company and its subsidiaries shall maintain, or cause to be maintained, insurance in such amounts and covering such risks as is reasonable and customary for the business in which it is engaged.

(r) Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor its subsidiaries or, after giving effect to the offering and sale of the Placement Shares and the application of proceeds therefrom as described in the Prospectus, will be, an “investment company” within the meaning of such term under the Investment Company Act.

(s) Securities Act and Exchange Act. The Company will use its commercially reasonable efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Shares as contemplated by the provisions hereof and the Prospectus.

(t) No Offer to Sell. Other than the Prospectus and an Issuer Free Writing Prospectus approved in advance by the Company and the Sales Agents in its capacity as principal or agent hereunder, neither the Sales Agents nor the Company (including its agents and representatives, other than the Sales Agents in their capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Securities Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Placement Shares hereunder.

(u) Sarbanes-Oxley Act. The Company and its subsidiaries will use their reasonable efforts to comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(v) Transfer Agent. The Company shall maintain, at its sole expense, a registrar and transfer agent for the Common Stock.

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8. Conditions to the Sales Agents’ Obligations. The obligations of the Sales Agents hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by each Sales Agent of a due diligence review satisfactory to such Sales Agent in its reasonable judgment, and to the continuing satisfaction (or waiver by the Sales Agents in its sole discretion) of the following additional conditions:

(a) Registration Statement Effective. The Registration Statement shall be effective and shall be available for the sale of all Placement Shares contemplated to be issued by any Placement Notice which have not yet been issued and sold pursuant to such Registration Statement.

(b) Securities Act Filings Made. The Company shall have filed with the Commission the ATM Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second Business Day following the date of this Agreement. All other filings with the Commission required by Rule 424(b) or Rule 433 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424(b) (without reliance on Rule 424(b)(8) of the Securities Act) or Rule 433, as applicable.

(c) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company or any of its subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) No Misstatement or Material Omission. The Sales Agents shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Sales Agents’ reasonable opinion is material, or omits to state a fact that in the Sales Agents’ reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(e) Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any material adverse change in the authorized capital stock of the Company or any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of the Sales Agents (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated by this Agreement and the Prospectus.

(f) Representation Certificate. The Sales Agents shall have received the certificate required to be delivered pursuant to Section 7(m) on or before the date on which delivery of such certificate is required pursuant to Section 7(m).

(g) Legal Opinions. The Sales Agents shall have received the opinions, and as applicable, and negative assurance of Company Counsel as required to be delivered pursuant Section 7(n) on or before the date on which such delivery of such opinions and negative assurance, as applicable, is required pursuant to Section 7(n).

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(h) Comfort Letter. The Sales Agents shall have received the Comfort Letter required to be delivered pursuant Section 7(o) on or before the date on which delivery of such Comfort Letter is required pursuant to Section 7(o).

(i) Officer’s Certificate. On or prior to the date the first Placement Notice is given hereunder, the Sales Agents shall have received a certificate, signed on behalf of the Company by its President and Chief Executive Officer, certifying as to (i) the articles of incorporation of the Company (as the same may be amended or restated from time to time), (ii) the bylaws of the Company (as the same may be amended or restated from time to time), (iii) the resolutions of the Board of Directors of the Company (or a committee thereof) authorizing the execution, delivery and performance of this Agreement and the issuance of the Placement Shares and (iv) the incumbency of the officers duly authorized to execute this Agreement and the other documents contemplated by this Agreement.

(j) No Suspension. Trading in the Common Stock shall not have been suspended on the Exchange and the Common Stock shall not have been delisted from the Exchange.

(k) Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(m), the Company shall have furnished to the Sales Agents such appropriate further opinions, certificates, letters and documents as the Sales Agents may have reasonably requested. All such opinions, certificates, letters and other documents shall have been in compliance with the provisions hereof. The Company will furnish the Sales Agents with such conformed copies of such opinions, certificates, letters and other documents as the Sales Agents shall have reasonably requested.

(l) Approval for Listing. The Placement Shares shall either have been (i) approved for listing on the Exchange, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Shares on the Exchange at, or prior to, the issuance of any Placement Notice.

(m) No Termination Event. There shall not have occurred any event that would permit the Sales Agents to terminate this Agreement pursuant to Section 11(a).

(n) FINRA. The Sales Agents shall have received a letter from the Corporate Financing Department of FINRA confirming that such department has determined to raise no objection with respect to the fairness or reasonableness of the terms and arrangements related to the sale of the Placement Shares pursuant to this Agreement.

(o) Effectiveness of Master Forward Confirmation. In respect of any Placement Notice delivered in respect of any Forward, the Master Forward Confirmation shall be in full force and effect

9. Indemnification and Contribution.

(a) Company Indemnification. The Company agrees to indemnify and hold harmless the Sales Agents, the directors, officers, members, partners, employees and agents of the Sales Agents, each broker dealer affiliate of the Sales Agents, and each Designated Sales Agent Affiliate, if any, from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all actual, reasonable and documented investigative, legal and other expenses incurred in connection with, and any and all amounts paid in settlement (in accordance with Section 9(c)) of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which the Sales Agents, or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on (x) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement thereto or in any Issuer Free Writing Prospectus or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof or filed with the Commission, (y) the omission or alleged omission to state in any such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (z) any breach by any of the indemnifying parties of any of their respective representations, warranties and agreements contained in this Agreement; provided, however, that this indemnity agreement shall not apply to the extent that such loss, claim, liability, expense or damage arises from the sale of the Placement Shares pursuant to this Agreement and is caused directly by an untrue statement or omission made in reliance upon and in strict conformity with written information relating to the Sales Agents and furnished to the Company by the Sales Agents expressly for inclusion in any document as described in clause (x) of this Section 9(a). This indemnity agreement will be in addition to any liability that the Company might otherwise have.

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(b) The Sales Agents Indemnification. Each Sales Agent (an “Indemnifying Agent”) agrees to indemnify and hold harmless the Company and its directors and each officer of the Company that signed the Registration Statement, and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company (each, a “Company Affiliate”) from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all actual, reasonable and documented investigative, legal and other expenses incurred in connection with, and any and all amounts paid in settlement (in accordance with Section 9(c)) of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which any such Company Affiliate, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on (x) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement thereto, or (y) the omission or alleged omission to state in any such document a material fact required to be stated in it or necessary to make the statements in it not misleading; provided, however, that this indemnity agreement shall apply only to the extent that such loss, claim, liability, expense or damage is caused directly by an untrue statement or omission made in reliance upon and in strict conformity with written information relating to such Indemnifying Agent and furnished to the Company by the Indemnifying Agent expressly for inclusion in any document as described in clause (x) of this Section 9(b).

(c) Procedure. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

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(d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or a Sales Agent, the Company and such Sales Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Sales Agents, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and each Sales Agent may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and each Sales Agent on the other. The relative benefits received by the Company on the one hand and each Sales Agent on the other hand shall be deemed to be in the same proportion as the total Net Proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by such Sales Agent from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and such Sales Agent, on the other, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or such Sales Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Sales Agent agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for the purpose of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(c) hereof. Notwithstanding the foregoing provisions of this Section 9(d), a Sales Agent shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), any person who controls a party to this Agreement within the meaning of the Securities Act will have the same rights to contribution as that party (and any officers, directors, members, partners, employees or agents of a Sales Agent and each broker dealer affiliate of such Sales Agent will have the same rights to contribution as such Sales Agent), and each officer of the Company who signed the Registration Statement and each director of the Company will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof.

10. Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 9 of this Agreement and all representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of the Sales Agents, any controlling person of the Sales Agents, or the Company (or any of their respective officers, directors, members or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

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11. Termination.

(a) Any Sales Agent shall have the right by giving notice as hereinafter specified at any time to terminate this Agreement if (i) any Material Adverse Change, or any development that could reasonably be expected to result in a Material Adverse Change has occurred that, in the reasonable judgment of such Sales Agent, may materially impair the ability of such Sales Agent to sell the Placement Shares hereunder, (ii) the Company shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder; provided, however, in the case of any failure of the Company to deliver (or cause another person to deliver) any certification, opinion, or letter required under Sections 7(m), 7(n) or 7(o), such Sales Agent’s right to terminate shall not arise unless such failure to deliver (or cause to be delivered) continues for more than thirty (30) days from the date such delivery was required, (iii) any other condition of such Sales Agent’s obligations hereunder is not fulfilled, or (iv) any suspension or limitation of trading in the Placement Shares or in securities generally on the Exchange shall have occurred (including automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or a major disruption of securities settlements or clearing services in the United States shall have occurred, or minimum prices for trading have been fixed on the Exchange. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g) (Expenses), Section 9 (Indemnification and Contribution), Section 10 (Representations and Agreements to Survive Delivery), Section 11(f), Section 16 (Applicable Law; Consent to Jurisdiction) and Section 17 (Waiver of Jury Trial) hereof shall remain in full force and effect notwithstanding such termination. If any Sales Agent elects to terminate this Agreement as provided in this Section 11(a), such Sales Agent shall provide the required notice as specified in Section 12 (Notices).

(b) The Company shall have the right, by giving three (3) days’ notice as hereinafter specified in Section 12, to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10, Section 11(f), Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(c) Each Sales Agent shall have the right, by giving three (3) days’ notice as hereinafter specified in Section 12, to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10, Section 11(f), Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(d) Unless earlier terminated pursuant to this Section 11, this Agreement shall automatically terminate upon the earlier to occur of (i) issuance and sale of all of the Placement Shares to or through the Sales Agents on the terms and subject to the conditions set forth herein and (ii) the expiration of the Registration Statement on the third (3rd) anniversary of the initial effective date of the Registration Statement pursuant to Rule 415(a)(5) under the Securities Act; provided that the provisions of Section 7(g), Section 9, Section 10, Section 11(f), Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(e) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b), (c) or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(g), Section 9, Section 10, Section 11(f), Section 16 and Section 17 shall remain in full force and effect.

(f) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by a Sales Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such termination shall not become effective until the close of business on such Settlement Date and such Placement Shares shall settle in accordance with the provisions of this Agreement.

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12. Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified, and if sent to the Sales Agents, shall be delivered to:

A.G.P./Alliance Global Partners

590 Madison Avenue, 28th Floor

New York, NY 10022

Attention:

Email:

Canaccord Genuity LLC

1 Post Office Square, Suite 3000

Boston, MA 02109

Email:

SG Americas Securities, LLC

245 Park Avenue

New York, New York 10167

B. Riley Securities, Inc.

1300 North 17th Street, Suite 1300

Arlington, VA 22209

Citizens JMP Securities, LLC

450 Park Avenue, 5th Floor

New York, NY 10022

Attn:

Email:

with a copy (which shall not constitute notice) to:

Sullivan & Worcester LLP

1251 Avenue of the Americas

New York, New York 10020
Attention: Ron Ben-Bassat, Esq.
E-mail:

Hogan Lovells US LLP

555 13th Street NW

Washington, DC 20004

Attention: Jim Davidson

and if to the Company, shall be delivered to:

SharpLink Gaming, Inc.

Attn: Robert Phythian, President and CEO

333 Washington Ave N, Suite 104

Minneapolis, MN 55401

E-mail:

with a copy (which shall not constitute notice) to:

Thompson Hine LLP

300 Madison Avenue

New York, NY 10017

Attention: Faith L. Charles, Esq.

E-mail:

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Each party may change such address for notices by sending to the other party to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally, by email or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which the Exchange and commercial banks in the City of New York are open for business.

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 12 if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives confirmation of receipt by the receiving party (other than pursuant to auto-reply). Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and each Sales Agent and their respective successors and permitted assigns and, as to Sections 5(b) and 9, the other indemnified parties specified therein. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that any Sales Agent may assign its rights and obligations hereunder to an affiliate of such Sales Agent without obtaining the Company’s consent.

14. Adjustments for Share Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any share split, share dividend or similar event effected with respect to the Common Stock.

15. Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) and any other writing entered into by the parties relating to this Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Sales Agents. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

16. Applicable Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

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17. Waiver of Jury Trial. The Company and each Sales Agent each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or any transaction contemplated hereby.

18. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a) each Sales Agent is acting solely as agent in connection with the sale of the Placement Shares contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship between the Company or any of its respective affiliates, stockholders (or other equity holders), creditors or employees or any other party, on the one hand, and the Sales Agents, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any Sales Agent has advised or is advising the Company on other matters, and the Sales Agents has no obligation to the Company with respect to the transactions contemplated by this Agreement, except the obligations expressly set forth in this Agreement;

(b) the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) the Sales Agents has not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement, and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(d) the Company has been advised and is aware that the Sales Agents and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Sales Agents has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(e) the Company waives, to the fullest extent permitted by law, any claims it may have against the Sales Agents, for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Sales Agents shall have no liability (whether direct or indirect, in contract, tort or otherwise) to the Company in respect of such a fiduciary claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, partners, employees or creditors of the Company.

19. Use of Information. The Sales Agents may not provide any information gained in connection with this Agreement and the transactions contemplated by this Agreement, including due diligence (collectively, the “Information”), to any third party other than its legal counsel advising it on this Agreement unless expressly approved by the Company in writing. The Sales Agents agrees to use the same measures to protect the confidentiality of the Information that it uses to protect the confidentiality of its own proprietary and confidential information and materials of like kind, but in no event less than a reasonable standard of care.

20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile, email or other means of electronic transmission.

21. Effect of Headings; Knowledge of the Company. The section and Exhibit headings herein are for convenience only and shall not affect the construction hereof. All references in this Agreement to the “knowledge of the Company” or the “Company’s knowledge” or similar qualifiers shall mean the actual knowledge of the directors and officers of the Company, after due inquiry.

[Remainder of Page Intentionally Blank]

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If the foregoing correctly sets forth the understanding between the Company and the Sales Agents, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Sales Agents.

Very truly yours,

SharpLink Gaming, Inc.

By:	/s/ Rob Phythian
Name:	Rob Phythian
Title:	President and Co-Chief Executive Officer

ACCEPTED as of the date first-above written:

A.G.P./ALLIANCE GLOBAL PARTNERS

By:	/s/ Thomas J. Higgins
Name:	Thomas J. Higgins
Title:	Managing Director

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If the foregoing correctly sets forth the understanding between the Company and the Sales Agents, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Sales Agents.

Very truly yours,

SharpLink Gaming, Inc.

By:	/s/ Rob Phythian
Name:	Rob Phythian
Title:	President and Co-Chief Executive Officer

ACCEPTED as of the date first-above written:

Canaccord Genuity LLC

By:	/s/ Jen Pardi
Name:	Jen Pardi
Title:	Managing Director

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If the foregoing correctly sets forth the understanding between the Company and the Sales Agents, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Sales Agents.

Very truly yours,

SharpLink Gaming, Inc.

By:	/s/ Rob Phythian
Name:	Rob Phythian
Title:	President and Co-Chief Executive Officer

ACCEPTED as of the date first-above written:

SG Americas Securities, LLC

By:	/s/ Thomas Feuerstein
Name:	Thomas Feuerstein
Title:	Managing Director

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If the foregoing correctly sets forth the understanding between the Company and the Sales Agents, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Sales Agents.

Very truly yours,

SharpLink Gaming, Inc.

By:	/s/ Rob Phythian
Name:	Rob Phythian
Title:	President and Co-Chief Executive Officer

ACCEPTED as of the date first-above written:

B. Riley Securities, Inc.

By:	/s/ Joe Nardini
Name:	Joe Nardini
Title:	SMD, Head of Investment Banking

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If the foregoing correctly sets forth the understanding between the Company and the Sales Agents, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Sales Agents.

Very truly yours,

SharpLink Gaming, Inc.

By:	/s/ Rob Phythian
Name:	Rob Phythian
Title:	President and Co-Chief Executive Officer

ACCEPTED as of the date first-above written:

Citizens JMP Securities

By:	/s/ Claire Cornell
Name:	Claire Cornell
Title:	Director, Equity Capital Markets

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SCHEDULE 1

Form of Placement Notice

From:	SharpLink Gaming, Inc.

To:

A.G.P./Alliance Global Partners

Attention: [●]

Canaccord Genuity LLC

Email: [●]

SG Americas Securities, LLC

Attention: [●]

B. Riley Securities, Inc.

Attention: [●]

Citizens JMP Securities, LLC

Attention:

Email: [●]

Subject:	Placement Notice

Date:	[●], 202[●]

Ladies and Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Sales Agreement (the “Sales Agreement”) between SharpLink Gaming, Inc., a Delaware corporation (the “Company”), A.G.P./Alliance Global Partners, Canaccord Genuity LLC, SG Americas Securities, LLC, B. Riley Securities, Inc. and Citizens JMP Securities, LLC (the “Sales Agents”), dated [__], 2025, the Company hereby requests that the [identify Designated Sales Agent] sell up to [●] shares of the Company’s common stock, par value $0.0001 per share (the “Placement Shares”), at a minimum market price of $[●] per share, during the time period beginning [month, day, time] and ending [month, day, time] [and with no more than [●] Placement Shares sold in any one Trading Day].

[The Company may include such other sale parameters as it deems appropriate.]

Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Sales Agreement.

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SCHEDULE 2

Notice Parties

SharpLink Gaming, Inc.

SharpLink Gaming, Inc.

333 Washington Ave N, Suite 104

Minneapolis, MN 55401

Email:

The Sales Agents

A.G.P./Alliance Global Partners

Canaccord Genuity LLC

SG Americas Securities, LLC

B. Riley Securities, Inc.

Citizens JMP Securities, LLC

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SCHEDULE 3

Compensation

The Company shall pay to the Designated Sales Agent in cash, upon each sale of Issuance Securities pursuant to this Agreement, an amount up to 2.5% of the aggregate gross proceeds from each sale of Issuance Securities up to $1,000,000,000 and an amount up to 2.0% thereafter; provided, however, that the Company shall pay to AGP in cash, upon each sale of Forward Hedge Securities, an amount up to 4.0% of the aggregate gross proceeds from each sale of Forward Hedge Securities.*

* The foregoing rate of compensation shall not apply when the Designated Sales Agent purchases Placement Shares on a principal basis, in which case the Company may sell the Placement Shares to the Designated Sales Agent as principal at a price to be mutually agreed upon by the Company and the Designated Sales Agent at the relevant Point of Sale pursuant to the applicable Placement Notice (it being hereby acknowledged and agreed that the Designated Sales Agent shall be under no obligation to purchase Placement Shares on a principal basis pursuant to the Sales Agreement, except as otherwise agreed by the Designated Sales Agent and the Company in writing and expressly set forth in a Placement Notice).

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Exhibit 7(m)

OFFICER CERTIFICATE

The undersigned, the duly qualified and appointed _____________________ of SharpLink Gaming, Inc., a Delaware corporation (the “Company”), does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7(m) of the Sales Agreement, dated [__], 2025 (the “Sales Agreement”), between the Company, A.G.P./Alliance Global Partners, Canaccord Genuity LLC, SG Americas Securities LLC, B. Riley Securities, Inc. and Citizens JMP Securities, LLC that:

(i)	the representations and warranties of the Company in Section 6 of the Sales Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Change, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date;

(ii)	the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Sales Agreement at or prior to the date hereof;

(iii)	as of the date hereof, (i) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) no event has occurred as a result of which it is necessary to amend or supplement the Registration Statement or the Prospectus in order to make the statements therein not untrue or misleading for clauses (i) and (ii) above, respectively, to be true and correct;

(iv)	there has been no Material Adverse Change since the date as of which information is given in the Prospectus, as amended or supplemented;

(v)	the Company does not currently possess and will not be in possession of any material non-public information at the time of delivery of any Placement Notice and/or as long as such Placement Notice is effective; and

(vi)	the aggregate offering price of the Placement Shares that may be issued and sold pursuant to the Sales Agreement and the maximum number or amount of Placement Shares that may be sold pursuant to the Sales Agreement have been duly authorized by the Company’s board of directors or a duly authorized committee thereof.

Terms used herein and not defined herein have the meanings ascribed to them in the Sales Agreement.

Dated:	By:
Name:
Title:

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